Exhibit 23.1

PRICEWATERHOUSECOOPERS [LOGO]
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                                                PricewaterhouseCoopers LLP
                                                One Lincoln Center
                                                Syracuse NY 13202
                                                Telephone (315) 474 8541
                                                Facsimile (315) 473 1385

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-61916, 333-61672, 333-17011, 333-16635,
033-60607) of Community Bank System, Inc. of our report dated January 26, 2004 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Syracuse, New York
March 11, 2004